Exhibit 10.18

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

FIRST AMENDMENT TO RAILCAR USAGE AGREEMENT

This FIRST AMENDMENT TO RAILCAR USAGE AGREEMENT (the “Amendment”) is effective as of November 6, 2015 by and between Smart Sand, Inc., a Delaware corporation (“Smart Sand”), and US Well Services LLC, a Delaware limited liability company (“Borrower”).

RECITALS

WHEREAS, Smart Sand and Borrower have entered into a Railcar Usage Agreement, dated as of September 15, 2014 (the “Agreement”);

WHEREAS, Smart Sand and Borrower desire to amend the Agreement to modify certain terms set forth therein; and

WHEREAS, pursuant to Section 6 of the Agreement, subject to limited exceptions, the Agreement may not be changed or amended except by a writing executed by both parties.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth herein, sufficiency of which is acknowledged by the undersigned, Borrower and Smart Sand hereby agree as follows:

1. AMENDMENT TO THE AGREEMENT. The Agreement shall be amended as follows:

1.1 Section 1.A. shall be deleted in its entirety and replaced with the following:

“1. Railcar Usage. Smart Sand and Borrower hereby agree as follows:

A. Borrower may, upon receiving the prior written consent of Smart Sand, use Smart Sand’s railcars solely for the purpose of shipping frac sand pursuant to the PPA from Smart Sand’s Oakdale, Wisconsin facility (the “Facility”). Borrower shall pay to Smart Sand, within *** of being invoiced, a monthly fee of *** for each railcar set forth on Schedule A attached hereto, which schedule may be unilaterally amended from time to time by Smart Sand upon the delivery to Smart Sand of additional railcars, up to a maximum of *** railcars (the “Railcar Maximum”), provided, however, that during the period commencing on November 6, 2015 (which shall be deemed to be November 1, 2015 solely for purposes of calculating the monthly fee for November) and ending at 11:59 p.m. on April 30, 2016, Borrower shall pay to Smart Sand, within *** of being invoiced, an aggregate monthly fee of ***, representing a *** fee for each railcar and a total number of railcars equal to ***. Smart Sand currently holds in storage *** of the aforementioned *** railcars, and shall use commercially reasonable efforts to make such railcars available to Borrower within *** after receiving a written request from Borrower to release such railcars from storage. If either party reasonably believes that additional railcars are required in excess of the Railcar Maximum, the parties will negotiate in good faith to mutually agree upon a new maximum number of railcars, and the failure to agree on such new maximum number will not relieve Borrower of its obligations to purchase all amounts required to be purchased pursuant to the PPA. Once delivery has been completed, all borrowed railcars must be promptly returned to the Facility.”

1.2 Schedule A shall be deleted in its entirety and replaced with the Schedule A attached hereto.

2. GENERAL PROVISIONS.

2.1 Defined Terms. Capitalized terms used and not defined herein shall have those definitions as set forth in the Agreement.

2.2 Amounts Payable. The parties agree that the outstanding amounts due and payable under Section 1.A of the Agreement for or with respect to period prior to the date hereof are reflected on Invoice Nos. 2015USW0261 and 2015USW0268 and that such amounts shall be paid in accordance with the terms of such invoices.

2.3 Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

2.4 Counterparts; Facsimile. This Amendment may be executed and delivered by facsimile or pdf signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.5 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

2.6 No Other Changes. Except as expressly amended by this Amendment, all of the terms of the Agreement shall remain in full force and effect.

2.7 Entire Agreement. This Amendment, the Agreement and the agreements and documents referred to herein, together with all the Exhibits hereto and thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Amendment, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

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In Witness Whereof, the parties hereto have executed this FIRST AMENDMENT TO RAILCAR USAGE AGREEMENT as of the date first written above.

SMART SAND, INC.

By:	/s/ John Young
Name:	John Young
Title:	Vice President of Sales

US WELL SERVICES LLC

By:	/s/ Brian Stewart
Name:	Brian Stewart
Title:	CEO

[SIGNATURE PAGE TO FIRST AMENDMENT TO RAILCAR USAGE AGREEMENT]

Schedule A

Railcars

Railcar ID

***

Count